Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
For the year ended December 31, 2023

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
Spin-Off	The spin-off of 59 office properties owned by WPC into NLOP, a separate publicly-traded REIT, which was completed on November 1, 2023
U.S.	United States
ABR	Contractual minimum annualized base rent
SEC	Securities and Exchange Commission
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
NLOP Mortgage Loan	Our $335.0 million senior secured mortgage loan
NLOP Mezzanine Loan	Our $120.0 million mezzanine loan facility
NLOP Financing Arrangements	The NLOP Mortgage Loan and NLOP Mezzanine Loan, which are collateralized by the assignment of certain of our previously unencumbered real estate properties
SOFR	Secured Overnight Financing Rate

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Results of operations for periods after November 1, 2023 (the date of the Spin-Off) include the results of NLOP. Results of operations for periods before November 1, 2023 include the results of a combination of entities under common control that have been “carved-out” of WPC.

Net Lease Office Properties
Supplemental Information – Fourth Quarter 2023

Net Lease Office Properties
Fourth Quarter 2023

Summary Metrics
As of or for the year ended December 31, 2023.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$174,965
Net income attributable to NLOP ($000s)	(131,746)
Net loss attributable to NLOP per diluted share	(9.00)
Normalized pro rata cash NOI ($000s) (a) (b)	132,605
AFFO attributable to NLOP ($000s) (a) (b)	93,928
AFFO attributable to NLOP per diluted share (a) (b)	6.42

Dividends declared per share – December 2023	$0.34

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $18.48 ($000s)	$270,195

Total consolidated debt ($000s)	541,979
Gross assets ($000s) (c)	1,518,123
Total consolidated debt to gross assets	35.7%

NLOP Mortgage Loan principal outstanding (as a % of original principal) (d)	86.2%
NLOP Mezzanine Loan principal outstanding (as a % of original principal) (d)	95.3%

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (e)	$1,245
Administrative reimbursements (f)	667

Portfolio (Pro Rata) (b)
ABR (in thousands) (g)	$142,438
Number of properties	55
Number of tenants	59
Occupancy	97.0%
Weighted-average lease term (in years)	5.8
Leasable square footage (in thousands) (h)	8,379
ABR from investment grade tenants as a % of total ABR (i)	64.9%

Dispositions – number of properties sold	4
Dispositions – gross proceeds (in thousands)	$43,081
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $212.5 million and above-market rent intangible assets of $32.9 million.
(d)Original principal outstanding for the NLOP Mortgage Loan was $335.0 million. Original principal outstanding for the NLOP Mezzanine Loan was $120.0 million.
(e)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is proportionately reduced each month following the disposition of each portfolio property.
(f)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters.
(g)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(h)Excludes 570,999 of operating square footage for a parking garage at a domestic property.
(i)Percentage of portfolio is based on ABR, as of December 31, 2023. Includes tenants or guarantors with investment grade ratings (43.4%) and subsidiaries of non-guarantor parent companies with investment grade ratings (21.5%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.

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Net Lease Office Properties
Fourth Quarter 2023

Statement of Income
In thousands, except share and per share amounts.

Year Ended December 31, 2023
Revenues
Lease revenues	$166,034
Income from finance leases	1,189
Other lease-related income	7,742
174,965
Operating Expenses
Depreciation and amortization	74,998
Impairment charges — real estate (a)	63,143
Impairment charges — goodwill (b)	62,456
Reimbursable tenant costs	27,957
General and administrative (c)	13,610
Property expenses, excluding reimbursable tenant costs	8,642
Separation and distribution related costs and other (d)	8,446
Asset management fees (e)	1,245
260,497
Other Income and Expenses
Interest expense	(42,613)
Loss on sale of real estate, net	(3,608)
Other gains and (losses)	456
(45,765)
Loss before income taxes	(131,297)
Provision for income taxes	(425)
Net Loss	(131,722)
Net income attributable to noncontrolling interests	(24)
Net Loss Attributable to NLOP	$(131,746)

Basic and Diluted Loss Per Share	$(9.00)
Weighted-Average Shares Outstanding
Basic and Diluted	14,631,265

Dividends Declared Per Share	$0.34
________
(a)Represents impairment charges recognized on five properties.
(b)Represents an impairment charge to reduce the carrying value of goodwill to zero, since the Company’s trading value as a public company subsequent to the completion of the Spin-Off resulted in a market capitalization that was significantly below the carrying value of our net assets.
(c)Includes $0.7 million of administrative reimbursements to our Advisor.
(d)Amount is comprised of costs incurred in connection with the Spin-Off.
(e)Amount is comprised of fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.

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Fourth Quarter 2023

FFO and AFFO, Combined and Consolidated
In thousands, except share and per share amounts.

Year Ended December 31, 2023
Net loss attributable to NLOP	$(131,746)
Adjustments:
Depreciation and amortization of real property	74,998
Impairment charges — real estate (a)	63,143
Impairment charges — goodwill (b)	62,456
Loss on sale of real estate, net	3,608
Proportionate share of adjustments for noncontrolling interests (c)	(206)
Total adjustments	203,999
FFO (as defined by NAREIT) Attributable to NLOP (d)	72,253
Adjustments:
Separation and distribution related costs and other (e)	8,446
Amortization of deferred financing costs	7,672
Above- and below-market rent intangible lease amortization, net	4,335
Stock-based compensation	2,904
Tax benefit – deferred and other	(1,200)
Straight-line and other leasing and financing adjustments	(631)
Other amortization and non-cash items	547
Other (gains) and losses	(337)
Proportionate share of adjustments for noncontrolling interests (c)	(61)
Total adjustments	21,675
AFFO Attributable to NLOP (d)	$93,928

Summary
FFO (as defined by NAREIT) attributable to NLOP (d)	$72,253
FFO (as defined by NAREIT) attributable to NLOP per diluted share (d)	$4.94
AFFO attributable to NLOP (d)	$93,928
AFFO attributable to NLO per diluted share (d)	$6.42
Diluted weighted-average shares outstanding	14,631,265
________
(a)Represents impairment charges recognized on five properties.
(b)Represents an impairment charge to reduce the carrying value of goodwill to zero, since the Company’s trading value as a public company subsequent to the completion of the Spin-Off resulted in a market capitalization that was significantly below the carrying value of our net assets.
(c)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(d)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.
(e)Amount is comprised of costs incurred in connection with the Spin-Off.

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Fourth Quarter 2023

Consolidated Balance Sheet
In thousands, except share and per share amounts.

December 31, 2023
Assets
Investments in real estate:
Land, buildings and improvements	$1,203,991
Net investments in finance leases	10,522
In-place lease intangible assets and other	357,788
Above-market rent intangible assets	57,954
Investments in real estate	1,630,255
Accumulated depreciation and amortization	(458,430)
Net investments in real estate	1,171,825
Restricted cash	51,560
Cash and cash equivalents	16,269
Other assets, net	65,435
Total assets	$1,305,089

Liabilities and Equity
Debt:
NLOP Mortgage Loan, net	$266,844
NLOP Mezzanine Loan, net	106,299
Non-recourse mortgages, net	168,836
Debt, net	541,979
Accounts payable, accrued expenses and other liabilities	59,527
Below-market rent intangible liabilities, net	10,643
Deferred income taxes	10,450
Dividends payable	1,060
Total liabilities	623,659

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,620,919 shares issued and outstanding	15
Additional paid-in capital	855,554
Distributions in excess of accumulated earnings	(142,960)
Accumulated other comprehensive loss	(35,600)
Total shareholders' equity	677,009
Noncontrolling interests	4,421
Total equity	681,430
Total liabilities and equity	$1,305,089

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Fourth Quarter 2023

Capitalization
In thousands, except share and per share amounts. As of December 31, 2023.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,620,919	$18.48	$270,195
Total Equity Market Capitalization			270,195

			Outstanding Balance (a)
Debt
NLOP Mortgage Loan			288,895
NLOP Mezzanine Loan			114,336
Non-recourse mortgages, net			169,526
Total Debt			572,757
Less: Cash and cash equivalents			(16,269)
Net Debt			556,488

Total Enterprise Value			$826,683
________
(a)Excludes unamortized discount, net totaling $21.6 million and unamortized deferred financing costs totaling $9.2 million as of December 31, 2023.

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Net Lease Office Properties
Fourth Quarter 2023

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2023.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance (a)	% of Total
NLOP Financing Arrangements
NLOP Mortgage Loan (b)	11/9/2025	Floating	10.4%	$288,895	50.4%
NLOP Mezzanine Loan (c)	11/9/2028	Fixed	14.5%	114,336	20.0%
Other Mortgages (Tenant Listed)
AVT Technology Solutions LLC (d)	1/6/2024	Fixed	5.1%	13,184	2.3%
Exelon Generation Company, LLC	3/10/2024	Fixed	6.5%	19,906	3.5%
Orbital ATK, Inc.	1/6/2025	Fixed	4.2%	25,754	4.5%
Midcontinent Independent Stm Op Inc	5/6/2025	Fixed	4.0%	9,123	1.6%
Intuit Inc.	5/6/2025	Fixed	4.1%	21,900	3.8%
Acosta, Inc.	8/6/2025	Fixed	4.4%	10,062	1.8%
Google, LLC (e)	11/1/2025	Fixed	5.2%	18,984	3.3%
Siemens AS	12/15/2025	Floating	4.8%	42,446	7.4%
Merative L.P.	4/1/2026	Fixed	5.7%	1,953	0.3%
North American Lighting, Inc.	5/6/2026	Fixed	4.8%	6,214	1.1%
Total Debt Outstanding			9.5%	$572,757	100.0%
________
(a)Excludes unamortized discount, net totaling $21.6 million and unamortized deferred financing costs totaling $9.2 million as of December 31, 2023.
(b)The NLOP Mortgage Loan bears interest at an annual rate of one-month forward-looking term rate based on SOFR, subject to a floor of 3.85%, plus 5.0%. In addition, we entered into an interest rate cap agreement that limits our SOFR rate exposure at 5.35% under the terms set forth under the NLOP Mortgage Loan. The NLOP Mortgage Loan is subject to two separate one-year extension options.
(c)The NLOP Mezzanine Loan bears interest at an annual rate of 14.5% (10.0% of which is required to be paid current on a monthly basis, and 4.5% of which is a payment-in-kind accrual, on a quarterly basis).
(d)This non-recourse mortgage loan has not been repaid as of the date of this report.
(e)In connection with the Spin-Off, the lender of this non-recourse mortgage loan did not release WPC as guarantor on the loan.

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Net Lease Office Properties
Fourth Quarter 2023

Dispositions
Dollars in thousands. Pro rata. For the year ended December 31, 2023.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR	Closing Date	Gross Square Footage
4Q23
Raytheon Company	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt, Inc.	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM, Inc.	Eagan, MN	2,500	298	Dec-23	29,916
AVL Michigan Holding Corporation	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

Year-to-Date Total Dispositions		$43,081	$3,599		302,288

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Net Lease Office Properties
Fourth Quarter 2023

Capital Expenditures and Leasing Activity
Capital Expenditures
In thousands. For the three months ended December 31, 2023.

Tenant Improvements and Leasing Costs
Tenant Improvements (Tenant Listed)
CVS Health Corporation	$819
Xileh Holding, Inc.	15
834

Leasing Costs	—

Tenant Improvements and Leasing Costs	834

Maintenance Capital Expenditures (Tenant Listed)
KBR, Inc.	371
Exelon Generation Company, LLC	67
Other	36
474

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$1,308

Leasing Activity
For the three months ended December 31, 2023, except ABR. Pro rata.

Lease Renewals and Extensions (a)						Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
			ABR
Tenant	Location	Square Feet	Prior Lease ($000s)	New Lease ($000s) (b)	Rent Recapture			Incremental Lease Term
BCBSM, Inc. (2 properties)	Eagan, MN	347,472	$5,041	$4,663	92.5%	$1,624	$—	10.0 years
Nokia Corporation	Krakow, Poland	53,400	1,096	829	75.6%	995	—	5.0 years
Merative L.P.	Hartland, WI	81,082	909	669	73.6%	1,650	559	10.0 years
Total / Weighted Average (c)		481,954	$7,046	$6,161	87.4%	$4,269	$559	9.4 years

_______
(a)Excludes lease extensions for a period of one year or less.
(b)New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.
(c)Weighted average refers to the incremental lease term.

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Fourth Quarter 2023

Top Ten Tenants
Dollars in thousands. Pro rata. As of December 31, 2023.

Tenant / Lease Guarantor	State / Country	ABR	ABR %	Square Footage (a)	Number of Properties	Weighted-Average Lease Term (Years)
KBR, Inc.	Texas	$20,156	14.2%	913,713	1	6.5
BCBSM, Inc.	Minnesota	13,007	9.1%	1,029,966	5	5.4
JPMorgan Chase Bank, N.A.	Florida, Texas	8,891	6.2%	666,869	3	5.4
FedEx Corporation	Tennessee	5,491	3.9%	390,380	1	15.9
Total E&P Norge AS (b)	Norway	5,185	3.6%	275,725	1	7.5
Siemens AS (b)	Norway	4,503	3.2%	165,905	1	2.0
McKesson Corporation (US Oncology) (c)	Texas	4,406	3.1%	204,063	1	0.1
CVS Health Corporation	Arizona	4,300	3.0%	354,888	1	15.0
Pharmaceutical Product Development, LLC	North Carolina	3,983	2.8%	219,812	1	9.9
Omnicom Group, Inc.	California	3,961	2.8%	120,000	1	4.8
Total (d)		$73,883	51.9%	4,341,321	16	6.9
________
(a)Excludes 570,999 of operating square footage for a garage at a domestic property.
(b)ABR amounts are subject to fluctuations in foreign currency exchange rates.
(c)This tenant vacated the property it was occupying upon lease expiration in the first quarter of 2024.
(d)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Fourth Quarter 2023

Lease Expirations
Dollars in thousands. Pro rata. As of December 31, 2023.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage (b)	Square Footage %
2024	11	8	$19,081	13.4%	1,199,405	14.3%
2025	13	13	17,158	12.0%	859,031	10.2%
2026	8	8	9,361	6.6%	574,783	6.9%
2027	7	6	8,652	6.1%	499,571	6.0%
2028	7	6	13,800	9.7%	627,627	7.5%
2029	5	4	6,768	4.8%	358,013	4.3%
2030	5	4	31,005	21.8%	1,669,375	19.9%
2031	2	2	5,785	4.1%	326,325	3.9%
2032	2	2	3,620	2.5%	257,008	3.1%
2033	1	1	3,983	2.8%	219,812	2.6%
2034	1	1	1,761	1.2%	80,664	1.0%
2035	2	2	2,911	2.0%	201,229	2.4%
2037	2	2	5,735	4.0%	402,962	4.8%
2038	2	2	7,327	5.1%	459,486	5.5%
2039	1	1	5,491	3.9%	390,380	4.6%
Vacant	—	—	—	—%	253,791	3.0%
Total (c)	69		$142,438	100.0%	8,379,462	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)Excludes 570,999 of operating square footage for a garage at a domestic property.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Fourth Quarter 2023

Property List
Dollars in thousands. Pro rata. As of December 31, 2023.

U.S. Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	State	Square Footage (b)	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mortgage Loan	Other Mortgages
1	KBR, Inc. (d) (e)	Construction & Engineering	Non-IG	Houston	Texas	1,064,788	$21,280	Fixed: One-time 7.78%	Jan-27	6.4	✓	$—
2	FedEx Corporation	Air Freight & Logistics	IG	Collierville	Tennessee	390,380	$5,491	Fixed: 0.75% annually	Oct-24	15.9	✓	$—
3	BCBSM, Inc.	Managed Health Care	IG	Eagan	Minnesota	442,542	$4,952	Fixed: 2.00% annually	Feb-24	0.5	✓	$—
4	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Fort Worth	Texas	386,154	$4,661	CPI: 0.0% Floor / 2.0% Cap	Mar-24	6.2	✓	$—
5	McKesson Corporation (US Oncology) (f)	Health Care Distributors	IG	The Woodlands	Texas	204,063	$4,406	Fixed: 4.88% every 3 yrs	N/A	0.1	✓	$—
6	CVS Health Corporation	Health Care Services	IG	Scottsdale	Arizona	354,888	$4,300	Fixed: 2.00% annually	Est. 2025 (g)	15.0	✓	$—
7	Pharmaceutical Product Development, LLC	Pharmaceuticals	IG	Morrisville	North Carolina	219,812	$3,983	Fixed: 2.00% annually	Oct-24	9.9	✓	$—
8	Omnicom Group, Inc.	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	4.8	✓	$—
9	Orbital ATK, Inc.	Aerospace & Defense	IG	Plymouth	Minnesota	191,336	$3,821	Fixed: 2.00% annually	Dec-24	5.9		$25,754
10	R.R. Donnelley & Sons Company	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,327	Fixed: 2.00% annually	Sep-24	3.7	✓	$—
11	Caremark RX, L.L.C. (d) (e)	Health Care Services	IG	Chandler	Arizona	183,000	$3,271	Fixed: $0.50/SF annually	N/A	0.4	✓	$—
12	Board of Regents, State of Iowa (h)	Government Related Services	IG	Coralville	Iowa	191,700	$3,254	CPI: 0.0% Floor / No Cap	Nov-25	6.8		$—
13	Bankers Financial Corporation (d) (e)	Property & Casualty Insurance	Non-IG	St. Petersburg	Florida	167,581	$3,150	Fixed: 2.50% annually	Aug-24	4.6	✓	$—
14	DMG MORI SEIKI U.S.A., INC.	Industrial Machinery	IG	Hoffman Estates	Illinois	104,598	$3,027	Fixed: 3.00% annually	Jan-24	15.0	✓	$—
15	Exelon Generation Company, LLC	Electric Utilities	IG	Warrenville	Illinois	146,745	$2,935	Fixed: $0.50/SF annually	Jul-24	2.5		$19,906
16	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Tampa	Florida	176,150	$2,934	CPI: 0.0% Floor / 2.0% Cap	Mar-24	6.2	✓	$—
17	BCBSM, Inc.	Managed Health Care	IG	Eagan	Minnesota	202,608	$2,924	Fixed: 2.00% annually	Jan-24	13.1	✓	$—
18	Google, LLC	Internet Software & Services	IG	Venice	California	67,681	$2,844	Fixed: 3.00% annually	Jan-24	1.8		$18,984
19	BCBSM, Inc.	Managed Health Care	IG	Eagan	Minnesota	227,666	$2,831	Fixed: 2.00% annually	Feb-24	0.5	✓	$—
20	ICU MEDICAL, INC. (d)	Health Care Supplies	Non-IG	Plymouth	Minnesota	182,250	$2,770	Fixed: 3.25% annually	Feb-24	3.7	✓	$—
21	Intuit Inc.	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: 'One-time $2.00/SF in '21	N/A	2.5		$21,900
22	AVT Technology Solutions LLC (f)	Technology Distributors	IG	Tempe	Arizona	132,070	$2,405	Fixed: 3.00% annually	N/A	0.1		$13,184
23	Veritas Bermuda, LTD	Systems Software	Non-IG	Roseville	Minnesota	136,125	$2,211	Fixed: 2.00% annually	Dec-24	8.9	✓	$—

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24	BCBSM, Inc.	Managed Health Care	IG	Eagan	Minnesota	144,864	$2,117	Fixed: 2.00% annually	Jan-24	13.1	✓	$—
25	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,000	Fixed: 2.70% annually	Jan-24	4.5	✓	$—
26	iHeartCommunications, Inc.	Broadcasting	Non-IG	San Antonio	Texas	120,147	$1,971	Fixed: 2.00% annually	Feb-24	11.1	✓	$—
27	Cofinity, Inc./Aetna Life Insurance Co. (d) (e)	Multi-line Insurance	IG	Southfield	Michigan	94,453	$1,907	Fixed: One-time 6.90% in '23	N/A	1.1	✓	$—
28	Arbella Service Company, Inc.	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: 'One-time $1.00/SF in '22	N/A	3.4	✓	$—
29	ICF Consulting Group, Inc.	IT Consulting & Other Services	Non-IG	Martinsville	Virginia	93,333	$1,725	CPI: 0.0% Floor / No Cap	Jan-24	3.1	✓	$—
30	Acosta, Inc.	Advertising	Non-IG	Jacksonville	Florida	88,062	$1,497	Fixed: $0.50/SF annually	Jul-24	3.6		$10,062
31	Safelite Group, Inc.	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,473	Fixed: 2.00% annually	Jan-24	5.4	✓	$—
32	Master Lock Company, LLC	Building Products	Non-IG	Oak Creek	Wisconsin	120,883	$1,409	Fixed: 2.00% annually	Jun-24	8.4	✓	$—
33	JPMorgan Chase Bank, N.A. (d) (e)	Diversified Banks	IG	Tampa	Florida	135,733	$1,361	CPI: 0.0% Floor / 2.0% Cap	Mar-24	1.2	✓	$—
34	Midcontinent Independent Stm Op Inc.	Electric Utilities	IG	Eagan	Minnesota	60,463	$1,118	Fixed: $0.25/SF annually	Mar-24	2.2		$9,123
35	Emerson Electric Co.	Industrial Machinery	IG	Houston	Texas	52,144	$1,082	Fixed: $0.50/SF annually	Nov-24	1.8	✓	$—
36	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,043	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.7	✓	$—
37	North American Lighting, Inc.	Auto Parts & Equipment	Non-IG	Farmington Hills	Michigan	75,286	$1,032	Fixed: 2.50% annually	Apr-24	2.2		$6,214
38	Arcfield Acquisition Corporation	Aerospace & Defense	Non-IG	King of Prussia	Pennsylvania	88,578	$1,000	Fixed: One-time 17.50% in '23	N/A	2.6	✓	$—
39	Merative L.P.	IT Consulting & Other Services	Non-IG	Hartland	Wisconsin	81,082	$940	CPI: 0.0% Floor / No Cap	Dec-24	11.9		$1,953
40	Pioneer Credit Recovery, Inc. (d)	Diversified Support Services	Non-IG	Moorestown	New Jersey	65,567	$899	Fixed: 2.50% annually	Jan-24	1.1	✓	$—
41	Charter Communications Operating, LLC	Cable & Satellite	Non-IG	Bridgeton	Missouri	78,080	$781	Fixed: $0.50/SF annually	Apr-24	1.2	✓	$—
42	Xileh Holding Inc.	Multi-Sector Holdings	IG	Auburn Hills	Michigan	55,490	$694	Fixed: 2.50% annually	Jan-24	14.0	✓	$—
43	Undisclosed – multi-national provider of industrial gases	Industrial Gases	IG	Houston	Texas	49,821	$605	Fixed: 2.00% annually	Jan-24	2.0	✓	$—
44	APCO Holdings, Inc.	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$600	Fixed: 2.50% annually	Mar-24	7.2	✓	$—
45	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Waco	Texas	30,699	$459	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.7		$—
46	S&ME, Inc.	Environmental & Facilities Services	Non-IG	Raleigh	North Carolina	27,770	$430	Fixed: 3.00% annually	N/A	0.8	✓	$—
47	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$344	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.7		$—
48	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$230	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.7		$—
49	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$205	CPI: 0.0% Floor / 3.0% Cap	Aug-24	4.7		$—
50	BCBSM, Inc.	Managed Health Care	IG	Eagan	Minnesota	12,286	$183	Fixed: 2.00% annually	Feb-24	0.5	✓	$—
U.S. Total (i)						7,586,429	$126,271			5.9

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European Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	Country	Square Footage	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mortgage Loan	Other Mortgages
1	Total E&P Norge AS	Oil & Gas Exploration & Production	IG	Stavanger	Norway	275,725	$5,185	Fixed: 2.50% annually	Jan-24	7.5		$—
2	Siemens AS	Industrial Conglomerates	IG	Oslo	Norway	165,905	$4,503	CPI: 0.0% Floor / No Cap	Jan-24	2.0		$42,446
3	E.On UK PLC	Internet Retail	IG	Houghton le Spring	United Kingdom	217,339	$3,623	CPI: 2.0% Floor / 4.0% Cap	N/A	1.6		$—
4	Undisclosed – UK insurance company (j)	Property & Casualty Insurance	IG	Newport	United Kingdom	80,664	$1,761	CPI: 2.0% Floor / 4.0% Cap	Jun-24	10.4		$—
5	Nokia Corporation	Communications Equipment	IG	Krakow	Poland	53,400	$1,096	CPI: 0.0% Floor / No Cap	Sep-24	5.7		$—
European Total (i)						793,033	$16,167			4.8
________
✓ Indicates an asset that is in the NLOP Financing Arrangements collateral pool.
(a)“IG” refers to investment grade rated tenants.
(b)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(c)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(d)Denotes multi-tenant property. Primary tenant generating largest percentage of ABR shown. Industry, credit, rent increase structure and next rent increase are for primary tenant.
(e)Denotes leased property that is not 100% occupied.
(f)Denotes property that is vacant as of the date of this report.
(g)Fixed rent increase structure with 2.00% annual bumps commences upon completion of an in-process renovation, which is anticipated to occur in 2024. The first rent increase will be one year after completion of the renovation.
(h)We own a 90% controlling interest in this consolidated property.
(i)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(j)This property was sold in January 2024.

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Net Lease Office Properties
Appendix
For the year ended December 31, 2023

Net Lease Office Properties | 14

Net Lease Office Properties
Fourth Quarter 2023

Normalized Pro Rata Cash NOI
In thousands.

Year Ended December 31, 2023
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$166,034
Income from finance leases	1,189
Parking garage revenues (a)	1,799

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Reimbursable property expenses – as reported	27,957
Non-reimbursable property expenses – as reported	8,642
132,423

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(361)
(361)

132,062

Adjustments for Pro Rata Non-Cash Items:
Less: Straight-line and other leasing and financing adjustments	(631)
Add: Above- and below-market rent intangible lease amortization	4,335
Add: Other non-cash items	385
4,089

Pro Rata Cash NOI (b)	136,151

Adjustment to normalize for intra-period dispositions (c)	(3,546)

Normalized Pro Rata Cash NOI (b)	$132,605

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Net Lease Office Properties
Fourth Quarter 2023

The following table presents a reconciliation from Net income attributable to NLOP to Normalized pro rata cash NOI:

Year Ended December 31, 2023
Net Income attributable to NLOP
Net income attributable to NLOP – as reported	$(131,746)
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	260,497
Less: Property expenses, excluding reimbursable tenant costs – as reported	(8,642)
251,855

Adjustments for Other Consolidated Revenues and Expenses:
Less: Other lease-related income (excluding parking garage revenues)	(5,943)
Less: Reimbursable property expenses – as reported	(27,957)
Add: Other income and (expenses)	45,765
Add: Provision for income taxes	425
12,290

Other Adjustments:
Less: Straight-line and other leasing and financing adjustments	(631)
Add: Above- and below-market rent intangible lease amortization	4,335
Add: Adjustments for pro rata ownership	(335)
Adjustment to normalize for intra-period dispositions (c)	(3,546)
Add: Property expenses, excluding reimbursable tenant costs, non-cash	383
206

Normalized Pro Rata Cash NOI (b)	$132,605
________
(a)Amount is comprised of revenues from a parking garage at a domestic property and is included in Other lease-related income on our consolidated income statements.
(b)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(c)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period.

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Net Lease Office Properties
Fourth Quarter 2023

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements (other than those realized on the settlement of foreign currency derivatives), which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision-making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs that are currently not engaged in acquisitions, mergers and restructuring, which are not part of our normal business operations. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency exchange rate losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, or as alternatives to net cash provided by operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

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Net Lease Office Properties
Fourth Quarter 2023

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties and reflects exchange rates as of December 31, 2023. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

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